Exhibit 99.6

BIOHITECH GLOBAL, INC.

UNAUDITED PRO FORMA CONDENCED COMBINED FINANCIAL INFORMATION

On November 28, 2018, BioHiTech Global, Inc. (“BioHiTech”, the “Company” or “BHTG”), the registrant, entered into a definitive agreement (the “MIPS”) with Entsorga USA, Inc. (“EUSA”) whereby EUSA agreed to sell, transfer and convey to BioHiTech 2,687 common units of Entsorga West Virginia, LLC (“EWV”) (the “Membership units”) in consideration of 714,519 shares of BioHiTech’s newly created Series E convertible preferred stock (the “Sr. E CPS”), which is convertible into 714,519 shares of BioHiTech’s common stock. EWV is a facility under construction that is intended to utilize HEBioT technology to divert municipal solid waste from landfills and to create an EPA recognized alternative commodity fuel.

On December 14, 2018, BioHiTech and EUSA consummated the November 28, 2018 agreement whereby the BioHiTech delivered 714,519 shares of Sr. E CPS, which has a stated value of $2.64 per share and is convertible on a one-for-one share basis into BioHiTech’s common stock, of which 150,000 Sr E CPS shares were immediately converted into 150,000 shares of BioHiTech’s common stock and EUSA delivered 2,687 common units of EWV. On December 28, 2018, BioHiTech filed a Registration Statement on Form S-3 covering the 714,519 common shares into which the Sr. E CPS is convertible into. This registration statement was deemed effective on January 31, 2019.

Upon consummation of the MIPS agreement BioHiTech owned a total of 4,410.4 membership units of EWV, comprised of the 2,687 shares resulting from the MIPS agreement and 1,723.4 units previously acquired by BioHiTech during 2017. The 4,410.4 membership units represent 44.1% of the total membership units issued by EWV, which combined with BioHiTech’s control of EWV’s board, management and having the largest ownership block of EUSA, with the next largest block, which represents 34.1%, an entity over which BioHiTech has controlling financial interest, will result in the investment being recognized in the BioHiTech financial statements on a consolidated basis. In connection with the conversion from the previously followed equity method of accounting to consolidation, BioHiTech applied acquisition accounting that resulted in an increase in net valued assets over historical cost basis attributable to all members of $1,750,000, which was ascribed to a technology license.

Following the consummation of the MIPS, on December 14, 2018, BioHiTech entered into a Contribution and Transaction Agreement (“CTA”) with Gold Medal Group, LLC (“GMG”) and a newly formed subsidiary Refuel America, LLC (“Refuel”) whereby GMG contributed $3,500,000 in cash and its 34.1% ownership interest in EVW into Refuel and BioHiTech contributed it’s 44.1% interest in EWV, a technology license for a future HEBioT facility that Biohitech carried at a value of $6,019,200 and $316,207 in capitalized costs relating to two separate HEBioT facility on-going projects. In exchange for the assets contributed, BioHiTech and GMG acquired 60% and 40%, respectively, of the membership units of Refuel, which approximate the carrying value of each of the BioHiTech and GMG assets contributed. As a result of there being a continuation in proportional ownership of the significant assets and the affiliate nature BioHiTech and GMG through a non-controlling interest of GMG being owned by BioHiTech and there being a management agreement between GMG’s largest subsidiary, Gold Medal Holdings, LLC (“GMH”) whereby BioHiTech provides executive management of GMH with control over the strategic and operational activities of GMH, the CTA transaction has been accounted for without separate acquisition accounting applied to the CTA elements.

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The following unaudited pro forma condensed combined financial statements are based on BioHiTech’s historical consolidated financial statements and Entsorga West Virginia LLC’s historical financial statements as adjusted to give effect to the December 14, 2018 transactions as step transactions. The unaudited pro forma condensed combined financial statements of operations for the nine months ended September 30, 2018 and the twelve months ended December 31, 2017 give to the transaction as if it had occurred on January 1, 2017. The unaudited pro forma condensed combined balance sheet as of September 30, 2018 gives effect to the transactions as if they had occurred on September 30, 2018.

The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined financial statements are described in the accompanying notes, which should be read together with the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and EWV’s historical information incorporated by reference to the Company’s Current Report on Form 8-K/A filed on February 28, 2019.

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Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2018

September 30, 2018	BioHiTech Global, Inc. (Registrant - Historical)	Entsorga West Virginia LLC (Acquiree - Historical)	Pro Forma Adjustments		(BHTG-EWV) Pro Forma Combined	Refuel America, LLC (Joiner - Historical)		Pro Forma Adjustments		(BHTG-EWV- Refuel) Pro Forma Combined
Current assets:
Cash and equivalents - unrestricted	$384,403	$255,651	$-		$640,054	$3,500,000	c	$-		$4,140,054
Cash and equivalents - restricted	-	3,003,586	-		3,003,586	-		-		3,003,586
Accounts receivable, net	339,741	-	-		339,741	-		-		339,741
Inventory	794,650	-	-		794,650	-		-		794,650
Prepaid and other current assets	103,774	-	-		103,774	-		-		103,774
Total current assets	1,622,568	3,259,237	-		4,881,805	3,500,000		-		8,381,805
Equipment on operating leases, net	1,612,100	-	-		1,612,100	-		-		1,612,100
Equipment, fixtures and vehicles, net	52,857	-	-		52,857	-		-		52,857
HEBioT facility under construction	-	28,335,067	-		28,335,067					28,335,067
Intangible assets, net	106,483	-	1,750,295	a	1,856,778	-		-		1,856,778
Investments in unconsolidated affiliates	2,894,732	-	1,886,330	a	1,915,330	2,045,950	c	(2,045,950	)d	1,915,330
			(2,865,732	)b
HEBioT facility development and license costs	6,552,485	-	-		6,552,485	-		-		6,552,485
Other assets	13,500	-	-		13,500	-		-		13,500
Total assets	$12,854,725	$31,594,304	$770,893		$45,219,922	$5,545,950		$(2,045,950)		$48,719,922

Liabilities and equity
Current liabilities
Line of credit	$977,382	$-	$-		$977,382	$-		$-		$977,382
Accounts payable	1,281,978	-	-		1,281,978	-		-		1,281,978
Accrued interest payable	116,851	291,663	-		408,514	-		-		408,514
Accrued expenses	506,361	3,420,589	-		3,926,950	-		-		3,926,950
Deferred revenue	97,767	-	-		97,767	-		-		97,767
Customer deposits	22,560	-	-		22,560	-		-		22,560
Current portion of long term debt	9,091	-	-		9,091	-		-		9,091
Current liabilities	3,011,990	3,712,252	-		6,724,242	-		-		6,724,242
Notes payable	100,000	-	-		100,000	-		-		100,000
Junior note due to related party	920,904	-	-		920,904	-		-		920,904
Accrued interest	1,229,807	-	-		1,229,807	-		-		1,229,807
Senior secured note payable	3,777,658	-	-		3,777,658	-		-		3,777,658
Secured bonds payable	-	23,592,615	-		23,592,615	-		-		23,592,615
Long-tern debt, net of current portion	15,125	-	-		15,125	-		-		15,125
Total liabilities	9,055,484	27,304,867	-		36,360,351	-		-		36,360,351
Redeemable preferred stock	817,421	-			817,421	-		-		817,421

Commitments and contingencies
Stockholders’ Equity (Deficit)
Preferred stock	3,050,142	-	1,490,330	a	4,540,472	-		-		4,540,472
Membership interest	-	4,289,437	1,750,295	a	-	5,545,950	c	(2,045,950	)d	-
			(3,174,000	)b				(3,500,000	)d
			(2,865,732	)b
Common stock, at par	1,463	-	15	a	1,478	-		-		1,478
Additional paid in capital	42,452,342	-	395,985	a	42,848,327	-		-		42,848,327
Accumulated deficit	(42,511,277)	-	-		(42,511,277)	-		-		(42,511,277)
Accumulated other comprehensive (loss)	(10,850)	-	-		(10,850)	-		-		(10,850)
Total stockholders' equity (deficit) attributable to parent	2,981,820	4,289,437	(2,403,107)		4,868,150	5,545,950		(5,545,950)		4,868,150
Total stockholders' equity (deficit) attributable to noncontrolling interests	-	-	3,174,000	b	3,174,000	-		3,500,000	d	6,674,000
Total stockholders' equity (deficit)	2,981,820	4,289,437	770,893		8,042,150	5,545,950		(2,045,950)		11,542,150
Total liabilities and stockholders' equity (deficit)	$12,854,725	$31,594,304	$770,893		$45,219,922	$5,545,950		$(2,045,950)		$48,719,922

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

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Unaudited Pro Forma Condensed Combined Statements of Operations

Nine Months Ended September 30, 2018

Nine Months Ended September 30, 2018	BioHiTech Global, Inc. (Registrant - Historical)	Entsorga West Virginia LLC (Acquiree - Historical)	Pro Forma Adjustments		(BHTG-EWV) Pro Forma Combined	Refuel America, LLC (Joiner - Historical)	Pro Forma Adjustments		(BHTG-EWV- Refuel) Pro Forma Combined
Revenue	$2,642,946	$-	$-		$2,642,946	$-	$-		$2,642,946
Cost of revenue	1,267,215	-	-		1,267,215	-	-		1,267,215
Gross profit	1,375,731	-	-		1,375,731	-	-		1,375,731
Operating expenses
Selling, general and administrative	5,024,406	548,155	-		5,572,561	-	-		5,572,561
Depreciation and amortization	87,160	-	-	e	87,160	-	-		87,160
Impairment of assets, net of recovery	-	-	-		-	-	-		-
Total operating expenses	5,111,566	548,155	-		5,659,721	-	-		5,659,721
Loss from operations	(3,735,835)	(548,155)	-		(4,283,990)	-	-		(4,283,990)
Other expense (income)
Equity loss in affiliates	371,531	-	(57,860	)f	313,671	-	-		313,671
Interest expense	1,878,596	60,600	-		1,939,196	-	-		1,939,196
Interest expense incurred in warrant valuation and conversions	6,727,929	-	-		6,727,929	-	-		6,727,929
Total other expenses	8,978,056	60,600	(57,860)		8,980,796	-	-		8,980,796
Net loss	(12,713,891)	(608,755)	57,860		(13,264,786)	-	-		(13,264,786)
Net income (loss) attributable to non-controlling interests	-	-	(340,269	)g	(340,269)	-	17,154	h	(323,115)
Net income (loss) attributable to common shareholders	(12,713,891)	(608,755)	398,129		(12,924,517)	-	(17,154)		(12,941,671)
Other comprehensive (loss) income
Foreign currency translation adjustment	27,740	-	-		27,740	-	-		27,740
Comprehensive loss	$(12,686,151)	$(608,755)	$398,129		$(12,896,777)	$-	$(17,154)		$(12,913,931)

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Unaudited Pro Forma Condensed Combined Statements of Operations

Year Ended December 31, 2017

Year ended December 31, 2017	BioHiTech Global, Inc. (Registrant - Historical)	Entsorga West Virginia LLC (Acquiree - Historical)	Pro Forma Adjustments		(BHTG-EWV) Pro Forma Combined	Refuel America, LLC (Joiner - Historical)	Pro Forma Adjustments		(BHTG-EWV- Refuel) Pro Forma Combined
Revenue	$2,421,205	$-	$-		$2,421,205	$-			$2,421,205
Cost of revenue	1,686,443	-	-		1,686,443	-			1,686,443
Gross profit	734,762	-	-		734,762	-	-		734,762
Operating expenses
Selling, general and administrative	7,185,048	492,879	-		7,677,927	-			7,677,927
Depreciation and amortization	113,784	-	-	e	113,784	-			113,784
Impairment of assets, net of recovery	-	(206,375)	-		(206,375)	-			(206,375)
Total operating expenses	7,298,832	286,504	-		7,585,336	-	-		7,585,336
Loss from operations	(6,564,070)	(286,504)	-		(6,850,574)	-	-		(6,850,574)
Other expense (income)
Equity loss in affiliates	17,765	-	(17,765	)f	-	-			-
Interest expense	1,766,693	80,807	-		1,847,500	-			1,847,500
Interest expense incurred in warrant valuation and conversions	1,999	-	-		1,999	-			1,999
Total other expenses	1,786,457	80,807	(17,765)		1,849,499	-	-		1,849,499
Net loss	(8,350,527)	(367,311)	17,765		(8,700,073)	-	-		(8,700,073)
Net income (loss) attributable to non-controlling interests	-	-	(205,312	)g	(205,312)		10,350	h	(194,962)
Net income (loss) attributable to common shareholders	(8,350,527)	(367,311)	223,077		(8,494,761)	-	(10,350)		(8,505,111)
Other comprehensive (loss) income
Foreign currency translation adjustment	(47,509)	-	-		(47,509)	-			(47,509)
Comprehensive loss	$(8,398,036)	$(367,311)	$223,077		$(8,542,270)	$-	$(10,350)		$(8,552,620)

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

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Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1 – Basis of Presentation

The historical financial statements have been adjusted in the proforma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma condensed combined financial statements of operations, expected to have a continuing impact on the combined results following the business combination.

The initial business combination between the Company and EWV was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of EWV’s assets and acquired liabilities and conformed the accounting policies of EWV to its own policies.

The contribution of assets by GMG in the Refuel transaction were accounted for at historical cost due to related party nature of the transaction and the level influence the Company had in GMG prior to the transaction.

The pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the transactions occurred on the dates indicated. They also may not be useful in predicting the future condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

Note 2 – Pro Forma Adjustments

a – Preliminary Purchase Price and Allocation of Purchase Price

The Company completed the acquisition of 2,687 membership units of EWV on December 14, 2018 from EUSA in exchange for 714,519 shares of the Company’s Series E convertible preferred stock, which is convertible into the Company’s common stock on a one-for-one basis. In connection with the closing 150,000 shares of Series E convertible preferred stock was converted into 150,000 shares of the Company’s common stock.

The issuance and conversion resulted in recognizing the December step in this transaction as an investment of $1,886,330 acquired by the issuance of $1,886,330 of the Company’s Sr E convertible preferred stock, of which 150,000 shares with a stated value of $396,000 was converted into common stock with a total par value of $15 and additional paid in capital of $395,985.

During 2017, the Company had acquired 1,723.4 membership units of EWV that were accounted for utilizing the equity method of accounting. At the time of the December transaction the prior investment amounted to $953,091. As a result of the December 14, 2018 transaction whereby the Company acquired an additional 2,687 membership interest that resulted in an economic transaction due to the acquisition of control, under acquisition accounting, the 1,723.4 membership units of EWV acquired in 2017 were written up to market value of $979,000, resulting in a $25,909 gain over the historical equity method accounting derived carrying amount of $953,091.

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Combined, the total preliminary purchase price amounted to $2,865,330 for the Company’s 44.1% interest in EWV, which, combined with its control of the board, management and holding the largest membership block resulted in control and a change from equity accounting to consolidation with recognition of non-controlling interests.

The overall net asset valuation of EWV exceeded the historical basis net assets acquired by $1,750,295. The excess has been preliminarily allocated to acquired technology, with an estimated useful life of 20 years that will be amortized upon commencement of commercial operations of EWV.

b – Non-controlling Interest and Elimination of Investment in Company – EWV Combination

Non-controlling interest resulting from the combination of the December EUSA transaction of $3,174,402 is the difference between post transaction EWV membership interest of $6,039,732 less the Company’s investment of $2,865,732. The entire EWV membership interest and the Company’s investment in EWV are eliminated in combination.

c – Previously Unconsolidated Assets Contributed to Refuel

In connection with the Refuel transaction with Gold Medal Group, LLC, an affiliated entity, Gold Medal Group contributed $3,500,000 in cash and a subsidiary whose only asset was 3,409.9 membership units in EWV that had a book amount of $2,045,940. The assets contributed to Refuel by the Company and Gold Medal Group, LLC are reflected at historical cost, after giving effect to the acquisition accounting applied by the Company in its EUSA transaction.

d – Non-controlling Interest and Elimination of Investment Resulting from Company – Refuel Transaction

In the Company – Refuel transaction, the Company retained a 60% interest in Refuel, while Gold Medal Group, LLC holds the remaining 40% interest. The investment by Gold Medal Group, LLC amounted to $5,545,940, of which, in combination, $2,045,940 eliminates the incremental investment in EWV and the remaining $3,500,000 results in an increase in non-controlling interest.

e – Amortization of intangibles

Amortization of the EWV technology license will commence upon the commencement of operations of the EWV HEBioT facility, which is scheduled for during the first half of 2019.

f – Reversal of Equity Method Losses

During the year ended December 31, 2017, and the nine months ended September 30, 2018, the Company recognized $17,755 and $57,860, respectively, in equity basis losses that in combination are reflected in the operations of EWV and pro forma combined.

g  – Net loss attributable to non-controlling interests – EWV – BHTG step

Net loss attributable to non-controlling interests in the combined Company – EWV pro forma represent 55.9% of the EWV net loss.

h – Net loss attributable to non-controlling interests – EWV – BHTG – Refuel step

As a result of the BHTG – Refuel transaction the net loss attributable to non-controlling interests in the combined pro forma are reduced from 55.9% of the EWV net loss to 53.1% as a result of the final 78.2% post-Refuel ownership in EWV, with the Company owning 60% of the resulting Refuel entity (78.1% EWV ownership times 40% Refuel non-controlling interest).

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